EXHIBIT 10.11

IRREVOCABLE TRANSFER AGENT INSTRUCTION AND
TRANSFER AGENT ACKNOWLEDGEMENT AND AGREEMENT

THIS IRREVOCABLE TRANSFER AGENT INSTRUCTION AND TRANSFER AGENT ACKNOWLEDGEMENT AND AGREEMENT (as amended, restated and modified from time to time, the “Agreement”) is made and entered into as of this 28TH day of February, 2013, by and among PHARMAGEN, INC., a corporation incorporated under the laws of the State of Nevada (the “Company”), ACTION STOCK TRANSFER CORPORATION (the “Transfer Agent”), and TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands (the “Lender” or “TCA”).

W I T N E S S E T H:

WHEREAS, the Company has entered into that certain Senior Secured Credit Facility Agreement, dated February 28, 2013 (the “Credit Agreement”), by and among the Company, as borrower, Healthcare Distribution Specialists LLC, as guarantor, and the Lender, as lender, pursuant to which the Company shall issue to the Lender at the election of the Lender in its sole discretion, certain shares of the Company’s common stock (the “Common Stock”), in accordance with the terms and conditions of the Credit Agreement and the Note (as defined in the Credit Agreement).

WHEREAS, pursuant to the terms of the Credit Agreement, (i) the Company has agreed to issue, on the date hereof, certain shares of the Company’s Common Stock in the amount of 6,666,667 shares (the “Facility Fee Shares”) and (ii) the Company has agreed to issue, in the future, certain shares of the Company’s Common Stock to Lender upon the Lender’s conversion of principal and/or interest due under or in connection with the Note (the “Conversion Shares” and together with the Facility Fee Shares, the “Shares”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Recitals. The recitations set forth in the preamble of this Agreement are true and correct and incorporated herein by this reference.
2. Common Stock Issued Under the Credit Agreement.

(a) Issuance of Shares. In the event, for any reason, (i) the Company fails to deliver any portion of the Shares to Lender when such Shares are to be issued and delivered to Lender in accordance with the Credit Agreement or (ii) otherwise fails to act to permit the Transfer Agent to remove the restrictive legend from the certificate evidencing the Shares when such shares are available to be issued without restriction pursuant to applicable law, then the parties hereto acknowledge that the Lender shall irrevocably be entitled to deliver to the Transfer Agent, on behalf of the Company, a notice requesting the issuance of the Shares then issuable and/or removal of the restrictive legend in accordance with the terms of the Credit Agreement (the “Notice”). Upon the Transfer Agent’s receipt of a Notice from the Lender, the Transfer Agent, provided they are the acting transfer agent for the Company at the time, shall, without any further confirmation or instructions from the Company, and within three (3) business days from Transfer Agent’s receipt of the Notice, issue and surrender to a nationally recognized overnight courier for delivery to Lender at the address specified in the Notice, a certificate of the Common Stock of the Company, in the name of the Lender, for the number of Shares to which the Lender shall be then entitled under the Credit Agreement, as set forth in the Notice.

(b) Removal of Restrictive Legends. In the event that the Lender, through its counsel or other representatives, submits to the Transfer Agent any Shares for the removal of the restrictive legends thereon, whether in connection with a sale of such shares pursuant to any exemption to the registration requirements under the Securities Act, or otherwise, and the Company and or its counsel refuses or fails for any reason to render an opinion of counsel required for the removal of the restrictive legends, then the Company hereby agrees and acknowledges that the Lender is hereby irrevocably and expressly authorized to have counsel to the Lender render any and all opinions which may be required for purposes of removing such restrictive legends, and in the event the Lender submits an opinion of counsel from its own counsel as hereby contemplated, the Transfer Agent hereby acknowledges and agrees that it will rely on and accept such opinion of counsel and all documentation submitted in connection therewith, and without any confirmation or instructions from the Company, issue such Shares without restrictive legends as instructed by the Lender and within three (3) business days of receipt of the required request and opinions from the Lender, its agent or counsel, issue and surrender to a common carrier for overnight delivery to the address as specified by the Lender, certificates, registered in the name of the Lender or its designees, representing the Shares to which the Lender is entitled, without any restrictive legends and otherwise freely transferable on the books and records of the Company.

3. Authorized Agent of the Company. The Company hereby irrevocably appoints the Lender and its counsel and its representatives, each as the Company’s duly authorized agent and attorney-in-fact for the Company for the purposes of authorizing and instructing the Transfer Agent to process issuances and transfers upon instructions from Lender, or any counsel or representatives of Lender, as specifically contemplated herein. The authorization and power of attorney granted hereby is coupled with an interest and is irrevocable so long as any obligations of the Company under the Credit Agreement remain outstanding, and so long as the Lender owns or has the right to receive, any Shares thereunder. In this regard, the Transfer Agent agrees as follows:

(a) The Transfer Agent shall accept and rely exclusively on any Notice submitted by the Lender and shall not seek confirmation and/or instructions from the Company to process any Notice, or any other instruction or order from the Lender that, pursuant to the terms hereof, does not require confirmation or instruction from the Company.

(b) The Transfer Agent shall accept and rely exclusively on the opinions of counsel and other documentation submitted by the Lender for the removal of any restrictive legends as contemplated by this Agreement, and Transfer Agent shall not seek confirmation and/or instructions from the Company to process such submissions by the Lender.

(c) The Transfer Agent shall have no liability to the Company hereunder for relying or acting on instructions from the Lender as hereby contemplated. Any Notice or other instruction or request made by Lender hereunder, for removal of restrictive legends or otherwise, together with any supporting documentation delivered hereunder, shall constitute an irrevocable instruction to the Transfer Agent to process such notice or instruction in accordance with the terms thereof, and the Company hereby indemnifies and holds the Transfer Agent forever harmless of and from any action taken by the Transfer Agent in reliance upon instructions of the Lender as hereby provided. Any notices, instructions, opinions or other documents required hereunder may be transmitted by the Lender to the Transfer Agent by facsimile, e-mail or any other commercially reasonable method.

(d) The Company hereby confirms to the Transfer Agent and the Lender that it can NOT and will NOT give instructions, including stop orders or otherwise, inconsistent with the terms of this Agreement with regard to the matters contemplated herein, and Transfer Agent agrees and acknowledges that, even if the Company gives any such inconsistent instructions or orders, Transfer Agent shall disregard such instructions or orders and will not abide by any such instructions or orders, and Transfer Agent will act in accordance with the Lender’s instructions as hereby contemplated and permitted once the Company, as a client of the Transfer Agent, has executed this Agreement.

(e) The Company shall not be entitled to, nor will the Transfer Agent grant a suspension or delay in undertaking of its obligations hereunder for any time period in order for the Company to review any matters contemplated herein with its counsel, to obtain a court order or its equivalent in order to prevent the Transfer Agent from acting hereunder, or to otherwise allow the Company, through any tactic, maneuver, or strategy, to impair, hinder, delay or prevent Transfer Agent from acting in accordance with the Lender’s instructions as hereby contemplated and permitted within the time periods herein provided once the Company has executed this Agreement.

(f) The Company and the Transfer Agent hereby acknowledge and confirm that Transfer Agent’s compliance with the terms of this Agreement does not and will not in any way prohibit the Transfer Agent from satisfying any and all responsibilities and duties it may owe to the Company.

(g) The Transfer Agent, within one (1) business day after request of the Lender, and without instruction or confirmation by the Company, will provide to the Lender the total number of authorized shares of the Company’s Common Stock as well as the current outstanding shares of the Company’s Common Stock as of the date of the request.

4. Replacement of Transfer Agent. The Company hereby agrees that it shall not replace the Transfer Agent as the Company’s transfer agent without the prior written consent of the Lender. The Company agrees that, in the event the Transfer Agent resigns as the Company’s transfer agent, the Company will engage a suitable replacement transfer agent that has agreed to serve as transfer agent and to be bound by the terms and conditions of this Agreement within ten (10) business days of the resignation of the Transfer Agent. The Company’s obligation to obtain a suitable replacement transfer agent shall not affect the current Transfer Agent’s ability to resign.

5. Miscellaneous.

(a) Material Inducement. The Company acknowledges that the Lender is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and such representations and covenants are a material inducement to the Lender entering into the Credit Agreement. The Company further acknowledges that without such representations and covenants of the Company and Transfer Agent made hereunder, the Lender would not enter into the Credit Agreement.

(b) Injunction and Specific Performance. The Company and Transfer Agent each specifically acknowledges and agrees that in the event of a breach or threatened breach by either the Company or the Transfer Agent of any provision hereof, the Lender will be irreparably damaged and that damages at law would be an inadequate remedy if this Agreement were not specifically enforced. Therefore, in the event of a breach or threatened breach of any provision of this Agreement by the Company or the Transfer Agent, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Lender shall be entitled to obtain, in addition to all other rights or remedies Lender may have, at law or in equity, an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of this Agreement.

(c) Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to the Company:	Pharmagen, Inc. 9337 Fraser Avenue Silver Spring, MD 20910 Attention: Mackie Barch Facsimile: (240) 235-4370

With a copy to: (which shall not constitute notice)	The Lebrecht Group, APLC 406 W. South Jordan Parkway, Suite 160 South Jordan, UT 84095 Attention: Brian A. Lebrecht, Esq. Facsimile: (801) 983-4958

If to the Lender:	TCA Global Credit Master Fund, LP 1404 Rodman Street Hollywood, FL 33020 Attn: Mr. Robert Press Facsimile: (786) 323-1651

With a copy to: (which shall not constitute notice)	Lucosky Brookman LLP 33 Wood Avenue South, 6th Floor Iselin, NJ 08830 Attn: Seth A. Brookman, Esq. Facsimile: (732) 395-4401

If to the Transfer Agent:	Action Stock Transfer Corporation 2469 E. Fort Union Blvd., Suite 244 Salt Lake City, UT 84121 Attn: Justeene Blankenship Facsimile: (801) 274-1099

unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed received: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address above, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express, UPS or other nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., EST, on a business day. Any notice hand delivered after 5:00 p.m., EST, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notice, requests or demands or other communications referred to in this Agreement may be sent by facsimile, by e-mail or other method of delivery, but shall be deemed to have been given only when the sending party has confirmed that the receiving party has received such notice.

(d) MANDATORY FORUM SELECTION. THE PARTIES IRREVOCABLY AGREE THAT ALL ACTIONS ARISING UNDER, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THIS AGREEMENT (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING THEIR SITUS IN THE COUNTY OF BROWARD COUNTY, FLORIDA. THE PARTIES HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN SAID COUNTY, AND EACH WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. THE PARTIES HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE PARTIES, AS APPLICABLE, AS SET FORTH HEREIN IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE. THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSITENT WITH FLORIDA LAW.

(e) Governing Law. Except for the Mandatory Forum Selection clause, this Agreement shall be governed by and construed in accordance with the substantive laws of the State of Nevada without reference to conflict of laws principles

(f) Severability. If any term, provision or condition, or any part thereof, of this Agreement shall for any reason be found or held invalid or unenforceable by any court or governmental authority of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision or condition, and this Agreement shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

(g) Execution. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement, and same shall become effective when counterparts have been signed by each party and each party has delivered its signed counterpart to the other party. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

(h) Headings. The headings and sub-headings contained in the titling of this Agreement are intended to be used for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

(i) Gender and Use of Singular and Plural. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal representatives, successors and assigns may require.

(j) Prevailing Party. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover from the non-prevailing party, reasonable attorneys’ fees, court costs and all expenses, even if not taxable as court costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

COMPANY:

PHARMAGEN, INC.

By: /s/ Mackie Barch
Name: Mackie Barch
Title: Chief Executive Officer

LENDER:

TCA GLOBAL CREDIT MASTER FUND, LP

By: TCA Global Credit Fund GP, Ltd., its general partner

By: /s/ Robert Press
Name: Robert Press
Title: Director

TRANSFER AGENT:

ACTION STOCK TRANSFER

By: /s/ Justeene Blankenship
Name: Justeene Blankenship
Title:_______________________________